UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                    SEPTEMBER 29, 2004 (SEPTEMBER 23, 2004)
                Date of Report (Date of Earliest Event Reported)

                          CAESARS ENTERTAINMENT, INC.
               (Exact name of Registrant as Specified in Charter)


            DELAWARE                 1-14573             88-0400631
          ---------------          -----------         --------------
  (State or Other Jurisdiction     (Commission          (IRS Employer
         of Incorporation)         File Number)       Identification No.)


           3930 HOWARD HUGHES PARKWAY
                LAS VEGAS, NEVADA                           89109
      --------------------------------------          ----------------
     (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (702) 699-5000


                                      N/A
-----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the
       Securities Act (17 CFR 230.425)

[  ]   Soliciting material to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b)
       under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


         On Thursday, September 23, 2004, the Registrant awarded Wallace R. Barr, President, Chief Executive Officer and member of the Board of Directors of the Registrant, 80,000 restricted stock units and 400,000 non-qualified stock options under the Registrant's 2004 Long Term Incentive Plan. Generally, 25% of the restricted stock units and 25% of the non-qualified stock options will vest each year commencing on September 23, 2005. The per share exercise price for the options is $16.375. The restricted stock units and non-qualified stock options will be governed by the terms of the 2004 Long Term Incentive
Plan and the applicable award agreement, as well as the applicable provisions of Mr. Barr's employment agreement with the Registrant, dated November 19, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAESARS ENTERTAINMENT, INC.


                                            /s/ Bernard E. DeLury, Jr.
                                      By:   --------------------------------
                                            Name:   Bernard E. DeLury, Jr.
                                            Title:  Executive Vice President,
                                                    Secretary and
                                                    General Counsel


Dated: September 29, 2004